CONSENT OF INDEPENDENT CERTIFIED
                            PUBLIC ACCOUNTANTS

  We hereby consent to the incorporation by reference to the Company's previously filed Registration Statement on Form S-8 of our report dated
July 2, 1997, relating to the consolidated financial statements of Boston Restaurant Associates, Inc. appearing in the Company's Annual Report on Form 10-KSB for the year ended April 27, 1997.

                                                                BDO Seidman, LLP

Boston, Massachusetts
July 25, 1997